UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period :	November 1, 2015 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Absolute Return 300 Fund®

Annual report
10 | 31 | 16

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PTRNX

Putnam
Absolute Return
300 Fund ®

Annual report
10 | 31 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	9

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	81

About the Trustees	82

Officers	84

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

December 15, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance history as of 10/31/16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

The fund is not expected to outperform during periods of market rallies.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/16. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

2 Absolute Return 300 Fund

Interview with your fund’s portfolio manager

Bill is Chief Investment Officer, Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill Kohli, your fund’s portfolio managers are Michael V. Salm and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the 12-month reporting period ended October 31, 2016?

On December 16, 2015, the Federal Reserve announced that it would raise its target for short-term interest rates by 0.25%. The increase was the Fed’s first hike in nearly a decade, and ended the zero-interest-rate policy that had been in place for the past seven years. Following its initial move, the Fed indicated that multiple rate increases were likely in 2016. Investors reacted to the central bank’s signals with concern, and the uncertainty stoked market volatility.

During January 2016, investors became increasingly risk averse. Declining prices for oil and other commodities, along with mounting fears of an economic slowdown in China, fueled a broad flight from riskier market sectors and into the perceived safety of U.S. Treasuries and other government securities. Within this environment, bonds carrying credit risk experienced substantial volatility.

Market turbulence reached a peak on February 11, 2016, after which credit-sensitive bonds began to benefit from rising commodity prices, additional economic stimulus by China’s

Absolute Return 300 Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

central bank, and improving U.S. economic data. The Fed backed away from a hawkish tone, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors.

The market upturn accelerated considerably in March and April, as demand for risk assets continued to improve and credit spreads tightened. And the rally persisted in May amid a six-month high for oil prices and a jump in stock prices later that month.

The rally was briefly disrupted in late June, as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, credit-sensitive securities moved higher once again.

Credit-sensitive bonds posted another positive month in September, aided by two monetary policy developments. The Fed decided not to raise its target for short-term interest rates and indicated an even slower path for future hikes. The Bank of Japan pegged its 10-year government bond rate at zero, reducing the risk of a destabilizing spike in global interest rates, in our view.

4 Absolute Return 300 Fund

Bonds ticked lower in October, as investors tried to handicap the outcome of a closely contested U.S. presidential race.

After declining from late January through early May, the U.S. dollar generally strengthened during the balance of the period, particularly during the final three months. U.S. gross domestic product [GDP] advanced at a 2.9% annual rate in the third quarter — the strongest quarterly reading in two years after three straight quarters of growth below 2%. Currency traders believed that stronger U.S. economic data increased the likelihood that the Fed would raise interest rates in December, and higher rates have historically been bullish for the dollar.

The fund generated a slight gain for the period. Which holdings and strategies aided results?

An allocation to investment-grade corporate bonds and a small stake in high-yield debt provided the biggest boost to performance. After underperforming during the first half of the period, both asset classes rallied from February 11 through most of the rest of the period. Corporate credit was bolstered by an improving backdrop for commodities, resurgent demand for riskier asset classes, signs of stabilization in the global economy, and continued accommodation by central banks.

Holdings of emerging-market [EM] bonds also notably contributed. EM debt was one of the top-performing fixed-income categories for the period, fueled by investor demand for higher-yielding assets amid an environment of low, and in some cases negative yields globally.

Within the fund, our investments in Argentina, Russia, and Venezuela delivered the best results. Our positions in Argentina were aided by the election of a new president who has emphasized market-friendly reforms, which helped facilitate an agreement between Argentina and its holdout creditors. Additionally, Argentina’s issuance of $16.5 billion in bonds in April — the country’s first bond issuance since 2001 — attracted intense investor

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 300 Fund 5

interest. Securities from Russia and Venezuela rebounded strongly as oil prices rose and investor risk appetite strengthened during the period’s second half.

How did mortgage prepayment strategies affect results?

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], slightly aided results on a net basis. IO CMOs rebounded amid the improved risk sentiment that took hold after February 11. Additionally, despite lower interest rates, mortgage prepayment speeds stayed below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

On the downside, which strategies weren’t as productive this period?

Our interest-rate and yield-curve positioning was the primary detractor. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — modestly below zero for most of the period. This strategy proved detrimental during January and early February, when risk-averse sentiment fueled demand for the apparent safety of Treasuries, driving their prices higher and yields lower. We also positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve. However, the yield curve generally flattened during the period, so this positioning also worked against the fund’s results.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. Additionally, we utilized options to isolate the prepayment risks associated with our CMO holdings and to help manage the downside risk of these positions. We used credit default swaps to hedge credit and market risk, and to

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Absolute Return 300 Fund

efficiently access specific issuers and market sectors. We used total return swaps to help manage the fund’s sector allocations and its exposure to inflation. Lastly, we utilized currency forward contracts to hedge the foreign exchange-rate risk associated with bonds not denominated in U.S. dollars, and to gain exposure to foreign currencies.

What is your outlook for the coming months?

We think U.S. economic growth may accelerate in 2017, but the election of Donald Trump to the U.S. presidency could lead to a struggle of competing forces influencing the economy. On the one hand, we believe President-elect Trump’s policy pronouncements regarding lowering corporate and personal income tax rates, along with increased spending on infrastructure and defense, could bolster growth. Of course, these initiatives will need to be financed at least partly by issuing new government debt, which could potentially push intermediate- and long-term interest rates higher.

Conversely, the President-elect’s protectionist rhetoric regarding foreign trade, such as imposing substantial tariffs on imports from China and eliminating or weakening existing trade deals, would likely hamper growth, in our view. Deporting illegal immigrants —another Trump proposal — could also dampen economic growth, since it would remove a significant source of consumer demand. It’s also possible that a more protectionist approach to trade by the United States could hamper growth in emerging-market countries.

Given this outlook, how do you plan to position the fund?

We plan to continue seeking opportunities in corporate and mortgage credit that we believe offer relative value. Additionally, we

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 300 Fund 7

think prepayment risk remains attractive, given the prospect of higher interest rates, and will continue to seek what we believe could be productive opportunities in agency IO CMOs.

As of period-end, we had a relatively large cash allocation in the portfolio. We increased cash in an effort to provide a cushion against bouts of market volatility, as well as any disruptions in the market’s supply/demand environment.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Absolute Return 300 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (12/23/08)
Before sales charge	18.03%	2.13%	8.90%	1.72%	1.97%	0.65%	0.36%

After sales charge	16.84	2.00	7.82	1.52	0.95	0.32	–0.65

Class B (12/23/08)
Before CDSC	15.62	1.87	7.91	1.53	1.39	0.46	0.22

After CDSC	15.62	1.87	7.91	1.53	1.39	0.46	–0.74

Class C (12/23/08)
Before CDSC	11.28	1.37	4.90	0.96	–0.32	–0.11	–0.42

After CDSC	11.28	1.37	4.90	0.96	–0.32	–0.11	–1.38

Class M (12/23/08)
Before sales charge	17.39	2.06	8.67	1.68	1.86	0.62	0.33

After sales charge	16.51	1.96	7.86	1.52	1.09	0.36	–0.43

Class P (8/31/16)
Net asset value	20.26	2.38	10.16	1.95	2.69	0.89	0.55

Class R (12/23/08)
Net asset value	15.68	1.87	7.57	1.47	1.23	0.41	0.13

Class R6 (7/2/12)
Net asset value	20.43	2.40	10.32	1.98	2.71	0.90	0.65

Class Y (12/23/08)
Net asset value	20.26	2.38	10.16	1.95	2.69	0.89	0.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 300 Fund 9

Comparative index returns For periods ended 10/31/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

BofA Merrill Lynch U.S.
Treasury Bill Index	1.33%	0.17%	0.68%	0.14%	0.48%	0.16%	0.33%

Bloomberg Barclays
U.S. Aggregate Bond
Index	39.39	4.32	15.37	2.90	10.81	3.48	4.37

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,562 and $11,128, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $11,651. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $12,026, $11,568, $12,043, and $12,026, respectively.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

10 Absolute Return 300 Fund

Fund price and distribution information For the 12-month period ended 10/31/16

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y

Number	1		1	1	1		—	1	1	1

Income	$0.452		$0.429	$0.367	$0.449		—	$0.380	$0.481	$0.481

Capital gains		—	—	—	—		—	—	—	—

Total	$0.452		$0.429	$0.367	$0.449		—	$0.380	$0.481	$0.481

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset	Net asset	Net asset	Net asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/15	$10.18	$10.28	$10.12	$10.06	$10.15	$10.23	—	$10.14	$10.24	$10.22

8/31/16*	—	—	—	—	—	—	$9.69	—	—	—

10/31/16	9.76	9.86	9.71	9.65	9.73	9.80	9.79	9.77	9.82	9.79

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class P shares.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (12/23/08)
Before sales charge	17.78%	2.13%	9.21%	1.78%	2.14%	0.71%	0.35%

After sales charge	16.61	2.00	8.12	1.57	1.12	0.37	–0.66

Class B (12/23/08)
Before CDSC	15.38	1.86	8.10	1.57	1.56	0.52	0.21

After CDSC	15.38	1.86	8.10	1.57	1.56	0.52	–0.75

Class C (12/23/08)
Before CDSC	11.05	1.36	5.09	1.00	–0.25	–0.08	–0.42

After CDSC	11.05	1.36	5.09	1.00	–0.25	–0.08	–1.38

Class M (12/23/08)
Before sales charge	17.03	2.04	8.86	1.71	1.92	0.64	0.22

After sales charge	16.15	1.95	8.05	1.56	1.16	0.38	–0.54

Class P (8/31/16)
Net asset value	20.01	2.38	10.46	2.01	2.86	0.95	0.64

Class R (12/23/08)
Net asset value	15.45	1.87	7.77	1.51	1.39	0.46	0.12

Class R6 (7/2/12)
Net asset value	20.06	2.38	10.51	2.02	2.78	0.92	0.54

Class Y (12/23/08)
Net asset value	20.01	2.38	10.46	2.01	2.86	0.95	0.64

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Absolute Return 300 Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/15	0.84%	1.04%	1.59%	0.89%	0.59%*	1.09%	0.59%	0.59%

Annualized expense ratio for
the six-month period ended
10/31/16†‡	0.67%	0.87%	1.42%	0.72%	0.42%	0.92%	0.42%	0.42%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower distribution (12b-1) fees applicable to class P shares.

† Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.18% from annualizing the performance fee adjustment for the six months ended 10/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 5/1/16 to 10/31/16. For a new class, the expenses shown are for the period from the inception date of the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P‡	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$3.41	$4.43	$7.22	$3.67	$0.73	$4.68	$2.14	$2.14

Ending value (after expenses)	$1,026.30	$1,026.40	$1,023.30	$1,027.50	$1,010.30	$1,025.20	$1,028.30	$1,027.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 5/1/16 to 10/31/16, they would have been higher.

12 Absolute Return 300 Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$3.40	$4.42	$7.20	$3.66	$2.14	$4.67	$2.14	$2.14

Ending value (after expenses)	$1,021.77	$1,020.76	$1,018.00	$1,021.52	$1,023.03	$1,020.51	$1,023.03	$1,023.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16, or in the case of a new class, the average net assets of the class from the inception date for the class to 10/31/16. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Absolute Return 300 Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting

14 Absolute Return 300 Fund

change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Absolute Return 300 Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Absolute Return 300 Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management

Absolute Return 300 Fund 17

arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, including in the case of your fund, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 40 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This management contract was approved initially by the Trustees on December 14, 2012, and has been in effect since March 2013. Under your fund’s previous management contract, your fund had the benefit of breakpoints in its management fee schedule that provided shareholders with reduced fee rates as assets under management in the Putnam family of funds increased, but Putnam Management was not obligated to pay the fund’s organizational and other operating expenses out of the management fee.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management has agreed to maintain these expense limitations until at least February 28, 2018 and to reduce the contractual

18 Absolute Return 300 Fund

expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized

Absolute Return 300 Fund 19

that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2015. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A share cumulative total return performance at net asset value was negative and trailed the return of its benchmark over the one-year period and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2015. Over the one-year, three-year and five-year periods, your fund’s class A share cumulative total return performance at net asset value trailed the fund’s targeted annual return, which is the return of its benchmark plus 300 basis points. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution

20 Absolute Return 300 Fund

services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam

Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Absolute Return 300 Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Absolute Return 300 Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Absolute Return 300 Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Absolute Return 300 Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2016

Absolute Return 300 Fund 23

The fund’s portfolio 10/31/16

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)*	amount	Value

Agency collateralized mortgage obligations (17.5%)

Federal Home Loan Mortgage Corporation

IFB Ser. 2976, Class LC, 22.46%, 5/15/35	$106,032	$169,023

IFB Ser. 3072, Class SM, 21.837%, 11/15/35	244,431	385,923

IFB Ser. 3249, Class PS, 20.511%, 12/15/36	150,640	228,791

IFB Ser. 2990, Class LB, 15.579%, 6/15/34	536,426	683,897

IFB Ser. 3852, Class NT, 5.465%, 5/15/41	5,940,485	6,157,164

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	5,953,230	874,065

Ser. 4213, Class GI, IO, 4.00%, 11/15/41	5,593,539	649,410

Ser. 4591, Class QI, IO, 3.50%, 4/15/46	9,198,220	1,288,855

Ser. 4369, Class IA, IO, 3.50%, 7/15/44	5,038,284	692,764

Ser. 4136, Class IW, IO, 3.50%, 10/15/42	9,760,366	1,264,221

Ser. 4150, Class DI, IO, 3.00%, 1/15/43	9,415,368	1,094,537

Ser. 4158, Class TI, IO, 3.00%, 12/15/42	6,193,544	638,492

Ser. 4206, Class IP, IO, 3.00%, 12/15/41	5,269,044	565,803

FRB Ser. 8, Class A9, IO, 0.455%, 11/15/28	318,089	4,374

FRB Ser. 59, Class 1AX, IO, 0.277%, 10/25/43	813,371	8,261

Ser. 48, Class A2, IO, 0.212%, 7/25/33	1,212,766	9,048

Ser. 3835, Class FO, PO, zero %, 4/15/41	11,745,817	10,328,390

Federal National Mortgage Association

IFB Ser. 04-10, Class QC, 26.464%, 6/25/31	122,367	129,709

IFB Ser. 05-74, Class NK, 24.83%, 5/25/35	75,963	118,764

IFB Ser. 07-53, Class SP, 22.242%, 6/25/37	207,178	331,220

IFB Ser. 05-75, Class GS, 18.648%, 8/25/35	161,712	226,286

IFB Ser. 11-4, Class CS, 11.832%, 5/25/40	1,557,145	1,852,688

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	5,958,663	1,431,209

IFB Ser. 12-68, Class BS, IO, 5.466%, 7/25/42	8,198,331	1,446,235

IFB Ser. 13-101, Class SE, IO, 5.366%, 10/25/43	15,270,782	3,691,771

Ser. 397, Class 2, IO, 5.00%, 9/25/39	633,364	105,364

Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	3,480,192	591,285

Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	10,358,021	1,113,487

Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	5,881,908	670,790

Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	6,383,029	624,453

Ser. 14-76, IO, 3.50%, 11/25/39	7,669,449	757,511

Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	7,875,858	1,155,733

Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	7,028,318	765,384

Ser. 6, Class BI, IO, 3.00%, 12/25/42	13,545,599	1,051,138

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	3,693,058	323,143

Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	10,264,751	825,045

Ser. 98-W2, Class X, IO, 0.783%, 6/25/28	2,026,157	98,775

FRB Ser. 03-W10, Class 1, IO, 0.621%, 6/25/43	269,904	3,416

Ser. 98-W5, Class X, IO, 0.444%, 7/25/28	619,369	30,194

Ser. 07-44, Class CO, PO, zero %, 5/25/37	43,185	36,904

Government National Mortgage Association

IFB Ser. 16-77, Class SC, IO, 5.574%, 10/20/45	6,029,759	1,311,473

IFB Ser. 13-99, Class VS, IO, 5.565%, 7/16/43	2,393,607	419,169

Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	4,819,884	878,327

Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	5,880,815	1,196,590

24 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	$5,785,558	$1,052,624

Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	719,522	29,056

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,218,387	224,974

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	7,364,986	1,292,776

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	23,570,001	4,288,656

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	16,438,773	3,049,557

Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	7,369,265	1,266,417

Ser. 12-129, IO, 4.50%, 11/16/42	4,788,380	950,206

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	316,625	35,782

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	4,656,516	774,784

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	3,076,547	655,458

Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	2,158,883	89,710

Ser. 15-94, IO, 4.00%, 7/20/45	188,405	40,583

Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	3,265,898	348,859

Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	5,310,345	812,212

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,540,083	244,463

Ser. 13-53, Class IA, IO, 4.00%, 12/20/26	6,874,037	756,144

Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	18,696,419	1,682,678

Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	9,000,306	1,315,404

Ser. 13-76, IO, 3.50%, 5/20/43	4,434,618	518,806

Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	5,447,125	643,850

Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	6,812,620	624,036

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,530,951	293,034

Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	11,007,947	725,512

Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	2,286,697	191,598

Ser. 183, Class AI, IO, 3.50%, 10/20/39	7,162,944	729,818

Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	9,322,247	771,323

Ser. 14-145, Class PI, IO, 3.50%, 10/20/29	4,607,414	519,071

Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	4,602,507	374,630

Ser. 14-115, Class QI, IO, 3.00%, 3/20/29	9,282,294	830,673

Ser. 16-H23, Class NI, IO, 2.83%, 10/20/66	10,025,000	1,489,715

Ser. 16-H15, Class AI, IO, 2.634%, 7/20/66	9,262,243	1,263,370

Ser. 16-H13, Class IK, IO, 2.564%, 6/20/66	18,435,980	2,455,820

Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	3,511,025	396,170

Ser. 16-H02, Class BI, IO, 1.964%, 11/20/65	13,645,366	1,595,184

Ser. 15-H15, Class JI, IO, 1.94%, 6/20/65	13,236,896	1,497,093

Ser. 15-H19, Class NI, IO, 1.913%, 7/20/65	20,085,618	2,209,418

Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65	15,698,375	1,613,793

Ser. 15-H18, Class IA, IO, 1.83%, 6/20/65	12,643,699	1,106,324

Ser. 15-H09, Class BI, IO, 1.701%, 3/20/65	16,531,437	1,544,036

Ser. 15-H10, Class EI, IO, 1.637%, 4/20/65	17,968,305	1,273,953

Ser. 15-H25, Class AI, IO, 1.615%, 9/20/65	16,282,282	1,468,662

Ser. 14-H14, Class CI, IO, 1.59%, 7/20/64	19,688,741	1,349,998

Ser. 15-H28, Class DI, IO, 1.554%, 8/20/65	12,951,834	1,033,556

Ser. 11-H08, Class GI, IO, 1.258%, 3/20/61	12,451,982	674,897

Ser. 10-151, Class KO, PO, zero %, 6/16/37	1,035,710	899,897

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-4, IO, 1.147%, 12/19/26	107,928	1

Absolute Return 300 Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

GSMPS Mortgage Loan Trust 144A

FRB Ser. 98-2, IO, 1.004%, 5/19/27	$66,915	$1

FRB Ser. 99-2, IO, 0.84%, 9/19/27	159,307	1,391

FRB Ser. 98-3, IO, zero %, 9/19/27	74,237	1

		93,235,055

Commercial mortgage-backed securities (19.2%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	1,700,476	1,686,657

FRB Ser. 07-1, Class XW, IO, 0.311%, 1/15/49	3,324,646	8,514

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class B, 5.349%, 11/10/42	2,632,000	2,613,839

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.035%, 7/10/42	163,421	83

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-PW16, Class AJ, 5.717%, 6/11/40	1,801,000	1,737,965

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 F	2,150,000	1,989,607

FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	4,850,000	4,846,969

Ser. 05-T18, Class D, 5.134%, 2/13/42	233,906	232,970

Ser. 05-PWR9, Class C, 5.055%, 9/11/42	959,000	961,973

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.436%, 3/11/39	5,275,000	2,373,750

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class E,
6.18%, 4/15/44	2,448,000	1,288,382

Citigroup Commercial Mortgage Trust FRB Ser. 13-GC17, Class XA,
IO, 1.467%, 11/10/46 F	14,874,996	795,682

Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC17,
Class D, 5.104%, 11/10/46	5,194,000	5,042,709

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.758%, 5/15/46	111,000	109,465

COMM Mortgage Trust

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	1,473,000	1,450,905

FRB Ser. 14-UBS6, Class XA, IO, 1.057%, 12/10/47	25,501,916	1,440,858

COMM Mortgage Trust 144A

Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	1,045,520

Ser. 13-LC13, Class E, 3.719%, 8/10/46	1,503,000	1,053,753

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.064%, 2/15/41	4,668,000	4,247,880

Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	760,000	757,796

Credit Suisse First Boston Mortgage Securities Corp. 144A

Ser. 98-C1, Class F, 6.00%, 5/17/40	310,777	323,208

FRB Ser. 03-C3, Class AX, IO, 1.994%, 5/15/38	1,416,220	18

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.80%, 4/15/50	1,002,000	840,603

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	1,767,000	1,620,162

FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	1,864,000	1,392,035

GS Mortgage Securities Trust FRB Ser. 13-GC12, Class C,
4.179%, 6/10/46	1,318,000	1,298,889

26 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

GS Mortgage Securities Trust 144A

FRB Ser. 12-GC6, Class D, 5.654%, 1/10/45	$1,547,376	$1,535,771

FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44 F	270,177	280,377

Ser. 11-GC3, Class E, 5.00%, 3/10/44	1,219,000	1,140,131

FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47	4,010,000	3,225,564

FRB Ser. 13-GC12, Class D, 4.476%, 6/10/46	3,719,000	3,316,269

FRB Ser. 13-GC13, Class D, 4.065%, 7/10/46	1,652,000	1,464,366

JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C19,
Class XA, IO, 1.20%, 4/15/47	26,995,210	1,047,414

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C17, Class D, 4.887%, 1/15/47	1,306,000	1,196,951

FRB Ser. C14, Class D, 4.562%, 8/15/46	1,497,000	1,404,705

FRB Ser. 14-C25, Class D, 3.948%, 11/15/47	1,272,000	967,865

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.415%, 12/15/47	960,000	950,592

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.079%, 2/12/51	2,326,000	2,322,976

FRB Ser. 06-LDP6, Class B, 5.653%, 4/15/43	152,643	152,643

FRB Ser. 13-C10, Class XA, IO, 1.235%, 12/15/47 F	20,637,215	1,075,917

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.179%, 2/12/51	2,194,000	2,062,360

FRB Ser. 07-CB20, Class C, 6.179%, 2/12/51	1,220,000	1,073,600

FRB Ser. 11-C3, Class E, 5.614%, 2/15/46	4,278,000	4,383,239

FRB Ser. 12-C8, Class D, 4.66%, 10/15/45	5,497,000	5,313,950

Ser. 11-C4, Class F, 3.873%, 7/15/46	3,030,000	2,618,526

Ser. 13-C10, Class E, 3.50%, 12/15/47	1,963,000	1,427,101

LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.451%, 2/15/40	3,215,340	4,668

Merrill Lynch Mortgage Trust Ser. 06-C2, Class AJ, 5.802%, 8/12/43 F	120,340	120,641

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.014%, 6/12/43	7,447,235	51

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.698%, 8/15/47	2,809,000	2,312,358

FRB Ser. 13-C10, Class E, 4.084%, 7/15/46	4,055,000	3,395,252

Ser. 15-C24, Class D, 3.257%, 5/15/48	1,613,000	1,054,709

Morgan Stanley Capital I Trust

Ser. 06-HQ9, Class C, 5.842%, 7/12/44	1,857,000	1,853,497

FRB Ser. 07-T27, Class AJ, 5.642%, 6/11/42	1,350,000	1,319,895

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,036,000	1,035,034

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.109%, 6/15/45	2,215,000	1,662,801

FRB Ser. 06-C29, IO, 0.318%, 11/15/48	45,616,664	1,825

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C11,
Class G, 5.742%, 1/15/41	1,500,000	1,497,000

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.297%, 7/15/46	749,000	772,444

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D,
3.957%, 12/15/47	2,837,000	2,191,581

Absolute Return 300 Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 11-C5, Class E, 5.678%, 11/15/44	$603,000	$614,457

Ser. 11-C4, Class E, 5.265%, 6/15/44	1,006,000	1,012,137

FRB Ser. 13-C16, Class D, 4.982%, 9/15/46	991,000	936,594

FRB Ser. 12-C7, Class D, 4.835%, 6/15/45	1,621,000	1,552,934

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	1,247,000	1,129,153

FRB Ser. 12-C10, Class E, 4.453%, 12/15/45	1,658,000	1,353,861

Ser. 13-C14, Class E, 3.25%, 6/15/46	1,065,000	712,166

FRB Ser. 12-C9, Class XB, IO, 0.706%, 11/15/45 F	46,094,000	1,742,037

		102,395,604

Residential mortgage-backed securities (non-agency) (7.5%)

BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 0.695%, 6/26/35	1,863,349	1,790,931

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.834%,
7/25/25 (Bermuda)	950,000	965,438

Citigroup Mortgage Loan Trust 144A FRB Ser. 15-6, Class 1A2,
0.742%, 5/20/47	6,860,000	4,630,500

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A1, 1.786%, 6/25/46	548,976	488,588

FRB Ser. 06-OA7, Class 1A2, 1.463%, 6/25/46	4,665,729	3,837,562

FRB Ser. 05-27, Class 1A1, 1.405%, 8/25/35	1,629,432	1,215,882

FRB Ser. 05-38, Class A3, 0.884%, 9/25/35	1,255,671	1,114,078

FRB Ser. 05-59, Class 1A1, 0.856%, 11/20/35	5,626,331	4,803,883

FRB Ser. 06-OA10, Class 4A1, 0.724%, 8/25/46	422,645	307,157

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class B,
13.284%, 9/25/28	339,921	415,855

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.034%, 1/25/25	1,151,377	1,331,228

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.034%, 10/25/28	260,000	288,867

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.034%, 5/25/28	984,036	1,090,234

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.534%, 7/25/28	656,936	708,172

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
9.884%, 4/25/28	1,779,908	1,905,856

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
8.084%, 12/25/27	1,068,807	1,089,125

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
5.684%, 11/25/28	680,000	716,267

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.284%, 10/25/28	320,000	394,203

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.784%, 9/25/28	1,590,000	1,935,269

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.284%, 10/25/28	840,000	985,064

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.434%, 10/25/28	1,520,000	1,636,739

28 Absolute Return 300 Fund

	Principal
MORTGAGE-BACKED SECURITIES (44.2%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.234%, 4/25/28	$3,000,000	$3,199,018

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.084%, 2/25/25	340,216	353,178

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.534%, 5/25/25	56,000	57,928

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.534%, 5/25/25	170,000	175,340

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14,
0.747%, 3/26/47	1,750,000	1,086,750

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.714%, 1/25/37	720,785	601,237

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13,
Class A1C3, 1.024%, 10/25/45	2,645,220	2,270,512

		39,394,861

Total mortgage-backed securities (cost $247,484,151)		$235,025,520

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (44.1%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)

Government National Mortgage Association Pass-Through Certificates

4.50%, TBA, 11/1/46	$1,000,000	$1,079,219

4.00%, TBA, 11/1/46	2,000,000	2,142,188

		3,221,407

U.S. Government Agency Mortgage Obligations (43.5%)

Federal National Mortgage Association Pass-Through Certificates

4.50%, TBA, 12/1/46	1,000,000	1,092,188

4.50%, TBA, 11/1/46	1,000,000	1,092,969

3.50%, TBA, 12/1/46	6,000,000	6,292,798

3.50%, TBA, 11/1/46	7,000,000	7,348,980

3.00%, TBA, 12/1/46	56,000,000	57,542,190

3.00%, TBA, 11/1/46	56,000,000	57,653,747

2.50%, TBA, 12/1/46	26,000,000	25,906,821

2.50%, TBA, 11/1/46	75,000,000	74,860,125

		231,789,818

Total U.S. government and agency mortgage obligations (cost $236,574,765)		$235,011,225

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value

U.S. Treasury Notes 2.00%, 9/30/20	$382,000	$393,818

Total U.S. treasury obligations (cost $381,862)		$393,818

	Principal
CORPORATE BONDS AND NOTES (28.5%)*	amount	Value

Basic materials (1.1%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45%, 3/15/18	$1,308,000	$1,383,279

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	950,000	1,081,300

Absolute Return 300 Fund 29

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Basic materials cont.

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9.00%, 5/1/19 (Australia)	$708,000	$832,781

Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	800,000	798,000

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	734,000	781,710

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	1,000,000	1,082,500

		5,959,570

Capital goods (2.7%)

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	500,000	500,000

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	1,337,000	1,340,343

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. FRN 4.067%, 5/15/21 (Ireland)	1,015,000	1,036,569

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	1,020,000	1,042,950

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	500,000	503,750

Boeing Co. (The) sr. unsec. bonds 8.75%, 8/15/21	3,580,000	4,681,913

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,000,000	1,107,500

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	1,692,000	1,768,698

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	750,000	763,275

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,025,000	1,050,625

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20	500,000	526,250

		14,321,873

Communication services (2.0%)

AT&T, Inc. sr. unsec. unsub. notes 3.00%, 6/30/22	1,800,000	1,825,182

AT&T, Inc. sr. unsec. unsub. notes 1.70%, 6/1/17	1,695,000	1,701,188

Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	640,000	715,142

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18	1,694,000	1,734,233

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	500,000	550,000

Verizon Communications, Inc. sr. unsec. notes 2.625%, 2/21/20	1,522,000	1,552,099

Vodafone Group PLC sr. unsec. unsub. notes 1.25%, 9/26/17
(United Kingdom)	2,346,000	2,343,816

		10,421,660

Consumer cyclicals (2.9%)

Autonation, Inc. company guaranty sr. unsec. unsub. notes
6.75%, 4/15/18	2,008,000	2,143,474

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	552,000	603,067

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	1,000,000	1,018,500

Expedia, Inc. 144A company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	3,710,000	3,893,951

Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	596,000	681,179

30 Absolute Return 300 Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Consumer cyclicals cont.

Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	$279,000	$308,090

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	490,000	533,488

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	565,000	587,600

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	500,000	529,690

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	1,200,000	1,251,000

S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	3,790,000	3,949,093

		15,499,132

Consumer staples (3.6%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,000,000	1,032,500

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	4,851,000	5,104,523

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	5,745,000	5,789,662

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18	615,000	614,547

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	909,000	793,103

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	2,975,000	3,335,314

CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	1,690,000	1,713,303

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1.50%, 5/11/17 (United Kingdom)	798,000	800,106

		19,183,058

Energy (2.2%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.846%, 5/5/17 (United Kingdom)	1,695,000	1,700,983

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.70%,
5/15/17 (Canada)	1,695,000	1,731,570

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	1,695,000	1,686,266

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	180,000	210,739

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	414,561

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,201,000	1,181,484

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,300,000	1,382,590

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,500,000	1,449,000

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95%, 5/1/17	1,690,000	1,707,248

		11,464,441

Financials (9.6%)

Air Lease Corp. sr. unsec. notes 2.625%, 9/4/18	5,465,000	5,531,990

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	400,000	409,500

American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	1,600,000	1,573,306

American Express Co. sr. unsec. notes 7.00%, 3/19/18	1,523,000	1,637,359

Absolute Return 300 Fund 31

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Financials cont.

American Express Co. sr. unsec. notes 6.15%, 8/28/17	$923,000	$959,072

Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	2,358,000	2,368,399

Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
1.70%, 8/25/17	1,000,000	1,002,294

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.20%, 3/10/17 (Japan)	1,710,000	1,710,038

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1.375%, 3/17/17 (France)	2,605,000	2,605,107

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,055,000	1,065,550

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB,
2.375%, 1/22/18	1,212,000	1,223,171

JPMorgan Chase & Co. sr. unsec. unsub. notes 2.00%, 8/15/17	1,679,000	1,689,406

JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	365,000	381,195

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	2,375,000	2,405,778

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	2,170,000	2,503,757

Lloyds Banking Group PLC 144A unsec. sub. notes 5.30%, 12/1/45
(United Kingdom)	2,300,000	2,427,806

Macquarie Bank, Ltd. 144A sr. unsec. notes 4.00%,
7/29/25 (Australia)	1,210,000	1,279,050

MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	2,125,000	2,363,854

National Australia Bank, Ltd./New York sr. unsec. notes 2.30%,
7/25/18 (Australia)	1,175,000	1,192,613

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	1,000,000	1,035,000

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	1,700,000	1,721,362

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	532,000	488,110

Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	2,952,000	3,021,579

Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	2,400,000	2,477,712

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5.125%, 10/29/22 (Russia)	950,000	955,938

Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	1,000,000	1,014,594

Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	1,000,000	1,006,110

Simon Property Group LP 144A sr. unsec. unsub. notes
1.50%, 2/1/18 R	1,535,000	1,538,454

Societe Generale SA company guaranty sr. unsec. notes 2.75%,
10/12/17 (France)	675,000	683,701

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	1,000,000	1,036,250

UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Jersey)	1,020,000	1,041,276

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,000,000	1,054,520

		51,403,851

Health care (2.7%)

AbbVie, Inc. sr. unsec. notes 1.75%, 11/6/17	1,519,000	1,524,423

Amgen, Inc. sr. unsec. unsub. notes 2.125%, 5/15/17	1,695,000	1,704,575

32 Absolute Return 300 Fund

	Principal
CORPORATE BONDS AND NOTES (28.5%)* cont.	amount	Value

Health care cont.

AstraZeneca PLC sr. unsec. unsub. notes 5.90%, 9/15/17
(United Kingdom)	$1,695,000	$1,763,441

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	612,000	678,555

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	206,000	190,550

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	3,805,000	4,014,275

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	1,674,000	1,736,775

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	1,175,000	1,183,813

Tenet Healthcare Corp. company guaranty sr. notes 6.25%, 11/1/18	665,000	699,913

UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	756,000	800,389

		14,296,709

Technology (0.7%)

eBay, Inc. sr. unsec. unsub. notes 1.35%, 7/15/17	1,695,000	1,695,946

Fidelity National Information Services, Inc. sr. unsec. unsub. notes
3.625%, 10/15/20	800,000	843,822

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	895,000	936,394

		3,476,162

Transportation (0.3%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.90%, 1/2/18	198,759	201,124

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648%, 9/15/17	188,758	192,052

Federal Express Corp. 2012 Pass Through Trust 144A notes
2.625%, 1/15/18	1,024,197	1,026,188

		1,419,364

Utilities and power (0.7%)

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2%, 4/1/19	3,816,000	4,363,214

		4,363,214

Total corporate bonds and notes (cost $148,527,586)		$151,809,034

	Principal
SENIOR LOANS (9.0%)*[c]	amount	Value

Basic materials (0.2%)

TMS International Corp. bank term loan FRN Ser. B,
4.50%, 10/16/20	$952,892	$939,790

		939,790

Capital goods (0.8%)

ADS Waste Holdings, Inc. bank term loan FRN Ser. B, 3.75%, 10/9/19	1,165,952	1,166,438

Berry Plastics Group, Inc. bank term loan FRN Ser. H,
3.75%, 10/1/22	857,030	859,494

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	941,586	926,154

TransDigm, Inc. bank term loan FRN Ser. C, 3.75%, 2/28/20	431,214	430,256

TransDigm, Inc. bank term loan FRN Ser. D, 3.75%, 6/4/21	782,000	779,068

		4,161,410

Absolute Return 300 Fund 33

	Principal
SENIOR LOANS (9.0%)*[c] cont.	amount	Value

Communication services (0.7%)

Asurion, LLC bank term loan FRN Ser. B4, 5.00%, 8/4/22	$863,981	$867,437

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 3.00%, 7/1/20	1,054,327	1,055,645

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3.75%, 6/30/19	1,019,814	973,604

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4.00%, 1/15/20	1,000,000	1,003,250

		3,899,936

Consumer cyclicals (3.0%)

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	932,705	903,558

Amaya Holdings BV bank term loan FRN 5.00%, 8/1/21	980,094	977,950

American Casino & Entertainment Properties, LLC bank term loan
FRN 4.75%, 7/7/22	575,371	576,809

Bass Pro Group, LLC bank term loan FRN Ser. B, 4.00%, 6/5/20	817,550	816,528

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	332,619	367,128

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	410,550	410,165

Chrysler Group, LLC bank term loan FRN Ser. B, 3.50%, 5/24/17	189,813	189,955

CityCenter Holdings, LLC bank term loan FRN Ser. B,
4.25%, 10/16/20	474,787	477,359

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	466,720	468,471

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4.25%, 7/23/22	987,500	991,820

Family Tree Escrow, LLC bank term loan FRN Ser. B, 3.063%, 7/6/22	63,030	63,582

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3.50%, 10/26/20	74,134	74,359

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2,
3.097%, 10/25/23	757,849	761,502

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	989,924	992,812

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	1,000,000	995,417

Lions Gate Entertainment Corp. bank term loan FRN
5.00%, 3/17/22	1,000,000	1,015,000

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	972,740	892,854

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	992,500	1,000,496

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	982,500	985,724

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 12/27/20	996,298	998,374

Univision Communications, Inc. bank term loan FRN 4.00%, 3/1/20	746,227	746,952

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	1,265,739	1,255,192

		15,962,007

Consumer staples (1.1%)

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4.00%, 2/14/21	419,250	411,838

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4.50%, 9/15/20	645,910	632,991

Del Monte Foods, Inc. bank term loan FRN 4.25%, 2/18/21	936,000	867,360

Landry’s, Inc. bank term loan FRN Ser. B, 4.00%, 10/4/23	1,125,000	1,131,094

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.75%, 4/9/21	943,409	943,802

34 Absolute Return 300 Fund

	Principal
SENIOR LOANS (9.0%)*[c] cont.	amount	Value

Consumer staples cont.

Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3.75%, 12/12/21	$978,784	$982,454

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	1,000,000	1,001,750

		5,971,289

Energy (0.2%)

American Energy-Marcellus, LLC bank term loan FRN 5.25%, 8/4/20	690,000	385,969

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	513,667	523,940

		909,909

Financials (0.2%)

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19	946,652	946,455

		946,455

Health care (1.7%)

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	532,000	532,000

CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
4.00%, 1/27/21	1,861,843	1,761,536

Envision Healthcare Corp. bank term loan FRN Ser. B,
4.25%, 5/25/18	467,454	467,965

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.449%, 2/27/21	1,623,375	1,635,862

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18	522,919	518,866

Kinetic Concepts, Inc. bank term loan FRN Ser. F1, 5.00%, 11/4/20	869,230	873,757

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	581,613	565,800

Pharmaceutical Product Development, LLC bank term loan FRN
4.25%, 8/18/22	1,051,688	1,051,030

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 5.00%, 2/13/19	620,282	619,196

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 5.25%, 12/11/19	620,282	618,731

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 5.25%, 8/5/20	448,745	447,935

		9,092,678

Technology (0.5%)

Avago Technologies Cayman Finance, Ltd. bank term loan FRN
Ser. B3, 3.524%, 2/1/23	742,191	749,613

First Data Corp. bank term loan FRN Ser. B, 4.272%, 7/10/22	1,000,000	1,006,667

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 4.00%, 4/23/19	928,575	848,098

		2,604,378

Utilities and power (0.6%)

Calpine Construction Finance Co. LP bank term loan FRN Ser. B,
3.00%, 5/3/20	580,500	575,783

Calpine Construction Finance Co. LP bank term loan FRN Ser. B2,
3.25%, 1/31/22	1,166,932	1,156,429

Energy Transfer Equity LP bank term loan FRN 3.292%, 12/2/19	715,000	708,105

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. B, 5.00%, 7/27/23	732,857	738,201

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
Ser. C, 5.00%, 7/27/23	167,143	168,362

		3,346,880

Total senior loans (cost $48,307,636)		$47,834,732

Absolute Return 300 Fund 35

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (5.6%)*		amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$3,460,000	$3,573,789

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		1,710,000	1,808,325

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)		960,000	1,065,600

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		150,000	153,000

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)	EUR	1,976,000	2,136,010

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%,
4/17/19 (Greece)	EUR	2,578,000	2,595,563

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	600,000	376,445

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/39 (Greece)	EUR	373,451	234,716

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	417,000	262,288

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	1,471,000	939,679

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	463,000	322,185

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	3,644,973	2,580,019

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	3,460,206	2,527,217

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	708,000	546,501

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	1,130,752	902,922

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	322,576	264,706

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		$300,000	327,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		300,000	363,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,290,000	1,302,900

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		450,000	474,473

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		1,375,000	2,404,531

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		4,200,000	4,625,250

Total foreign government and agency bonds and notes (cost $29,505,725)			$29,786,119

		Principal
ASSET-BACKED SECURITIES (0.7%)*		amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.534%,
2/25/17 (acquired 2/4/16, cost $3,859,000) ΔΔ		$3,859,000	$3,859,000

Total asset-backed securities (cost $3,859,000)			$3,859,000

36 Absolute Return 300 Fund

COMMON STOCKS (—%)*		Shares	Value

Vantage Drilling International (Units) (Cayman Islands) †		1,521	$127,764

Total common stocks (cost $145,699)			$127,764

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	$74,937,000	$26,977

Total purchased swap options outstanding (cost $119,899)			$26,977

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.2%)*	price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$100.77	$17,000,000	$263,466

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.58	17,000,000	239,445

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/100.02	17,000,000	174,811

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	17,000,000	155,975

Total purchased options outstanding (cost $695,938)			$833,697

	Principal amount/		Value
SHORT-TERM INVESTMENTS (10.8%)*		shares

Amphenol Corp. commercial paper 0.801%, 11/3/16		$3,000,000	$2,999,820

AutoNation, Inc. commercial paper 0.950%, 11/1/16		5,000,000	4,999,867

Entergy Corp. commercial paper 0.850%, 11/1/16		5,000,000	4,999,881

Plains Midstream Canada ULC commercial paper 1.150%, 11/1/16		4,000,000	3,999,905

Putnam Short Term Investment Fund 0.50% L	Shares	19,492,391	19,492,391

State Street Bank & Trust Co. FRN certificates of deposit
1.278%, 4/13/17		$2,000,000	2,002,788

State Street Institutional Liquid Reserves Fund Trust Class 0.38% P	Shares	71,000	71,000

U.S. Treasury Bills 0.289%, 11/10/16 Δ §		$1,042,000	1,041,968

U.S. Treasury Bills 0.272%, 11/3/16 # Δ §		17,992,000	17,991,892

Total short-term investments (cost $57,596,915)			$57,599,512

TOTAL INVESTMENTS

Total investments (cost $773,199,176)			$762,307,398

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar
ZAR	South African Rand

Absolute Return 300 Fund 37

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $532,312,778.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,859,000, or 0.7% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $259,840,380 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

38 Absolute Return 300 Fund

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $185,183,292)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N. A.

	Australian Dollar	Buy	1/18/17	$1,800,748	$1,813,212	$(12,464)

	British Pound	Sell	12/21/16	1,575,549	1,708,772	133,223

	Euro	Sell	12/21/16	76,024	47,675	(28,349)

	Hong Kong Dollar	Sell	11/16/16	2,179,830	2,180,592	762

	Japanese Yen	Sell	11/16/16	890,077	872,614	(17,463)

	New Zealand Dollar	Buy	1/18/17	26,029	24,428	1,601

	Norwegian Krone	Sell	12/21/16	1,715,868	1,721,381	5,513

	Swedish Krona	Buy	12/21/16	1,769,826	1,703,431	66,395

Barclays Bank PLC

	Australian Dollar	Buy	1/18/17	333,849	340,968	(7,119)

	British Pound	Sell	12/21/16	1,592,950	1,725,903	132,953

	Euro	Buy	12/21/16	7,432,975	7,416,510	16,465

	Euro	Sell	12/21/16	7,432,975	7,558,748	125,773

	Japanese Yen	Buy	11/16/16	3,620,334	3,725,354	(105,020)

	Japanese Yen	Sell	11/16/16	3,620,334	3,722,330	101,996

	Swedish Krona	Buy	12/21/16	1,767,396	1,810,744	(43,348)

	Swedish Krona	Sell	12/21/16	1,767,396	1,783,741	16,345

	Swiss Franc	Sell	12/21/16	2,635	117	(2,518)

Citibank, N.A.

	Australian Dollar	Buy	1/18/17	463,835	473,633	(9,798)

	Brazilian Real	Buy	1/3/17	11,256	10,935	321

	British Pound	Sell	12/21/16	961,358	953,478	(7,880)

	Canadian Dollar	Buy	1/18/17	20,740	21,375	(635)

	Canadian Dollar	Sell	1/18/17	20,740	21,164	424

	Euro	Sell	12/21/16	222,792	189,806	(32,986)

	Mexican Peso	Buy	1/18/17	49,951	49,067	884

	New Zealand Dollar	Buy	1/18/17	1,807,139	1,794,110	13,029

	Swedish Krona	Buy	12/21/16	1,760,825	1,777,312	(16,487)

	Swedish Krona	Sell	12/21/16	1,760,825	1,854,920	94,095

Credit Suisse International

	Australian Dollar	Buy	1/18/17	239,928	241,694	(1,766)

	British Pound	Sell	12/21/16	1,800,540	1,953,686	153,146

	Canadian Dollar	Buy	1/18/17	1,737,348	1,763,725	(26,377)

	Euro	Buy	12/21/16	186,154	190,267	(4,113)

	Euro	Sell	12/21/16	186,154	190,890	4,736

	Hong Kong Dollar	Sell	11/16/16	1,949,217	1,950,040	823

	Japanese Yen	Buy	11/16/16	2,192,833	2,228,464	(35,631)

Absolute Return 300 Fund 39

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $185,183,292) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.

	Japanese Yen	Sell	11/16/16	$2,192,833	$2,254,402	$61,569

	Swedish Krona	Buy	12/21/16	3,856,707	4,032,084	(175,377)

	Swedish Krona	Sell	12/21/16	3,856,707	4,062,646	205,939

Goldman Sachs International

	Australian Dollar	Buy	1/18/17	2,766,761	2,786,424	(19,663)

	British Pound	Sell	12/21/16	1,986,317	2,145,525	159,208

	Euro	Sell	12/21/16	3,823,648	3,779,171	(44,477)

	Indian Rupee	Buy	11/16/16	1,824,103	1,819,305	4,798

	Indian Rupee	Sell	11/16/16	1,824,103	1,823,816	(287)

	Indonesian Rupiah	Buy	11/16/16	2,265,601	2,237,475	28,126

	Indonesian Rupiah	Sell	11/16/16	2,265,601	2,257,987	(7,614)

	Japanese Yen	Sell	11/16/16	1,512,811	1,547,239	34,428

	Russian Ruble	Buy	12/21/16	2,227,664	2,153,335	74,329

	Russian Ruble	Sell	12/21/16	2,227,664	2,250,429	22,765

	Swedish Krona	Buy	12/21/16	282,281	276,441	5,840

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/18/17	216,998	218,548	(1,550)

	Hong Kong Dollar	Sell	11/16/16	1,745,762	1,746,334	572

	Swedish Krona	Buy	12/21/16	1,775,132	1,816,075	(40,943)

	Swedish Krona	Sell	12/21/16	1,775,132	1,791,612	16,480

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	1/18/17	2,863,339	2,884,454	(21,115)

	British Pound	Sell	12/21/16	3,454,150	3,746,463	292,313

	Canadian Dollar	Buy	1/18/17	13,205	13,608	(403)

	Canadian Dollar	Sell	1/18/17	13,205	13,370	165

	Euro	Sell	12/21/16	3,565,650	3,435,653	(129,997)

	Hong Kong Dollar	Sell	11/16/16	1,513,538	1,514,231	693

	Indian Rupee	Buy	11/16/16	1,887,350	1,867,262	20,088

	Indian Rupee	Sell	11/16/16	1,887,350	1,888,090	740

	Indonesian Rupiah	Buy	11/16/16	2,038,591	1,981,535	57,056

	Indonesian Rupiah	Sell	11/16/16	2,038,591	2,051,185	12,594

	Japanese Yen	Sell	11/16/16	2,605,586	2,679,322	73,736

	New Zealand Dollar	Buy	1/18/17	7,500,625	7,602,218	(101,593)

	Norwegian Krone	Sell	12/21/16	5,687,939	5,762,730	74,791

	Russian Ruble	Buy	12/21/16	2,019,944	1,940,579	79,365

	Russian Ruble	Sell	12/21/16	2,012,020	2,016,167	4,147

	Swedish Krona	Buy	12/21/16	9,129,127	9,248,805	(119,678)

	Swedish Krona	Sell	12/21/16	9,129,127	9,617,801	488,674

	Swiss Franc	Buy	12/21/16	277,580	277,002	578

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/18/17	1,772,504	1,786,292	(13,788)

	British Pound	Buy	12/21/16	26,837	28,438	(1,601)

	British Pound	Sell	12/21/16	26,837	26,947	110

	Euro	Sell	12/21/16	1,803,453	1,834,203	30,750

40 Absolute Return 300 Fund

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $185,183,292) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Japanese Yen	Buy	11/16/16	$1,986,664	$2,066,000	$(79,336)

	Japanese Yen	Sell	11/16/16	1,986,664	2,074,323	87,659

	New Zealand Dollar	Sell	1/18/17	1,779,183	1,781,434	2,251

	Swedish Krona	Buy	12/21/16	3,499,519	3,621,449	(121,930)

	Swedish Krona	Sell	12/21/16	3,499,519	3,531,832	32,313

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/18/17	835,191	841,181	(5,990)

	Canadian Dollar	Buy	1/18/17	1,320,991	1,349,139	(28,148)

	Euro	Sell	12/21/16	1,800,153	1,782,723	(17,430)

	Japanese Yen	Sell	11/16/16	828,110	851,681	23,571

UBS AG

	Australian Dollar	Buy	1/18/17	925,316	931,623	(6,307)

	Euro	Buy	12/21/16	2,202,057	2,168,409	33,648

	Japanese Yen	Buy	11/16/16	1,786,711	1,812,690	(25,979)

	Japanese Yen	Sell	11/16/16	1,786,711	1,815,918	29,207

	Swedish Krona	Buy	12/21/16	1,740,780	1,821,152	(80,372)

	Swedish Krona	Sell	12/21/16	1,740,780	1,756,746	15,966

WestPac Banking Corp.

	Australian Dollar	Buy	1/18/17	1,915,853	1,929,290	(13,437)

	Canadian Dollar	Sell	1/18/17	11,414	11,413	(1)

Total						$1,433,983

FUTURES CONTRACTS OUTSTANDING at 10/31/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	213	$34,659,094	Dec-16	$(1,551,330)

U.S. Treasury Bond Ultra 30 yr (Long)	20	3,518,750	Dec-16	(223,634)

U.S. Treasury Note 2 yr (Short)	29	6,326,078	Dec-16	1,302

U.S. Treasury Note 5 yr (Short)	232	28,024,875	Dec-16	72,038

U.S. Treasury Note 10 yr (Short)	51	6,610,875	Dec-16	62,055

U.S. Treasury Note Ultra 10 yr (Long)	69	9,764,578	Dec-16	(125,700)

Total				$(1,765,269)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/16 (premiums $2,333,651)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	$74,937,000	$750

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	74,937,000	8,243

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	74,937,000	86,927

JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	74,937,000	75

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	74,937,000	101,165

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	10,748,000	812,441

Total			$1,009,601

Absolute Return 300 Fund 41

WRITTEN OPTIONS OUTSTANDING at 10/31/16 (premiums $695,938)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$100.02	$17,000,000	$174,811

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	17,000,000	155,975

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	17,000,000	108,035

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.27	17,000,000	108,035

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	17,000,000	94,826

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.08	17,000,000	94,826

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.52	17,000,000	62,883

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/98.33	17,000,000	54,519

Total			$853,910

TBA SALE COMMITMENTS OUTSTANDING at 10/31/16 (proceeds receivable $96,683,906)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.50%, 11/1/46	$1,000,000	11/14/16	$1,092,969

Federal National Mortgage Association, 4.00%, 11/1/46	5,000,000	11/14/16	5,353,906

Federal National Mortgage Association, 3.50%, 11/1/46	6,000,000	11/14/16	6,299,126

Federal National Mortgage Association, 3.00%, 11/1/46	56,000,000	11/14/16	57,653,747

Federal National Mortgage Association, 2.50%, 11/1/46	26,000,000	11/14/16	25,951,510

Total			$96,351,258

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
MXN	77,451,000	$—	1/1/26	1 month MXN-TIIE-	6.16%	$(89,688)
				BANXICO

MXN	46,820,000	—	1/2/26	1 month MXN-TIIE-	6.14%	(57,974)
				BANXICO

MXN	56,425,000	—	10/6/21	1 month MXN-TIIE-	5.93%	(23,583)
				BANXICO

MXN	22,806,000	—	10/8/21	1 month MXN-TIIE-	5.895%	(11,530)
				BANXICO

MXN	23,640,000	—	10/26/21	1 month MXN-TIIE-	6.09%	(1,954)
				BANXICO

Total		$—				$(184,729)

42 Absolute Return 300 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$56,592,500 E	$15,609	12/21/21	1.25%	3 month USD-	$321,435
					LIBOR-BBA

	3,759,000 E	(42)	9/13/26	1.295%	1 Day Interbank	65,797
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	203,789,400 E	(337,565)	12/21/18	1.015%	3 month USD-	69,198
					LIBOR-BBA

	109,361,900 E	311,213	12/21/26	1.60%	3 month USD-	1,422,983
					LIBOR-BBA

	6,685,300 E	5,122	12/21/46	1.90%	3 month USD-	251,409
					LIBOR-BBA

	76,615,000 E	(157,643)	12/21/21	3 month USD-	1.30%	(384,807)
				LIBOR-BBA

	40,583,000 E	(19,825)	12/21/26	1.55%	3 month USD-	583,888
					LIBOR-BBA

	8,229,000 E	(212,188)	12/21/46	3 month USD-	2.00%	(319,067)
				LIBOR-BBA

	26,397,400	(350)	9/27/26	3 month USD-	1.467%	(520,715)
				LIBOR-BBA

	3,759,000 E	(27)	9/27/26	1.353%	1 Day Interbank	56,354
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	3,759,000 E	(27)	9/28/26	1.32%	1 Day Interbank	62,060
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	10,018,100	(133)	10/6/26	1.52%	3 month USD-	150,396
					LIBOR-BBA

	10,018,100	(133)	10/6/26	1.52236%	3 month USD-	148,166
					LIBOR-BBA

	888,029 E	(30)	4/24/47	3 month USD-	1.92%	(31,822)
				LIBOR-BBA

	12,891,800 E	(21,914)	11/23/26	1.58%	3 month USD-	120,914
					LIBOR-BBA

AUD	14,053,000 E	(130,787)	12/28/21	1.86%	6 month AUD-	36,706
					BBR-BBSW

AUD	6,703,000 E	(47,881)	12/28/26	2.20%	6 month AUD-	79,065
					BBR-BBSW

CAD	4,270,000 E	(37)	9/8/26	3 month CAD-BA-	1.58%	(43,632)
				CDOR

Absolute Return 300 Fund 43

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	4,270,000 E	$(37)	9/8/26	3 month CAD-	1.6275%	$(36,555)
				BA-CDOR

CAD	32,463,000 E	(38,684)	12/21/21	1.05%	3 month CAD-BA-	(21,936)
					CDOR

CAD	15,478,000 E	15,997	12/21/26	1.45%	3 month CAD-BA-	55,924
					CDOR

CAD	7,224,000 E	(62)	10/19/26	1.8475%	3 month CAD-BA-	12,223
					CDOR

CHF	3,902,000 E	(6,175)	12/21/26	6 month CHF-	0.18%	32,919
				LIBOR-BBA

CHF	9,103,000 E	6,590	12/21/21	6 month CHF-	0.50%	28,374
				LIBOR-BBA

EUR	15,804,000 E	(84,255)	12/21/21	6 month EUR-	0.10%	29,450
				EURIBOR-REUTERS

EUR	8,737,000 E	9,941	12/21/26	6 month EUR-	0.40%	(114,081)
				EURIBOR-REUTERS

GBP	4,672,000 E	(70)	9/8/26	1.075%	6 month GBP-	124,440
					LIBOR-BBA

GBP	22,432,000 E	69,615	12/21/21	0.65%	6 month GBP-	342,370
					LIBOR-BBA

GBP	6,444,000 E	38,416	12/21/26	0.90%	6 month GBP-	268,027
					LIBOR-BBA

GBP	4,406,000 E	(61)	10/19/26	6 month GBP-	1.386%	(41,376)
				LIBOR-BBA

NOK	45,334,000 E	10,137	12/21/26	1.55%	6 month NOK-	68,780
					NIBOR-NIBR

NOK	65,188,000 E	3,284	12/21/21	1.25%	6 month NOK-	46,354
					NIBOR-NIBR

NZD	9,982,000 E	42,202	12/21/21	2.30%	3 month NZD-	89,028
					BBR-FRA

NZD	4,690,000 E	4,258	12/21/26	2.65%	3 month NZD-	63,215
					BBR-FRA

SEK	275,000 E	(163)	12/21/21	3 month SEK-	0.10%	(26)
				STIBOR-SIDE

SEK	44,349,000 E	2,527	12/21/26	3 month SEK-	0.80%	(8,917)
				STIBOR-SIDE

ZAR	28,023,000	(26)	10/11/26	8.32625%	3 month ZAR-	(27,942)
					JIBAR-SAFEX

ZAR	11,125,000	(10)	10/13/26	8.33%	3 month ZAR-	(11,229)
					JIBAR-SAFEX

ZAR	11,125,000	(11)	10/31/26	8.14%	3 month ZAR-	10
					JIBAR-SAFEX

Total		$(523,225)				$2,967,380

E Extended effective date.

44 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.

$632,766	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$3,643
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC

104,514	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(134)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,771,078	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(9,099)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,012,649	—	1/12/40	4.00% (1 month	Synthetic MBX Index	235
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

882,344	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,764
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,036,833	—	1/12/40	4.00% (1 month	Synthetic MBX Index	705
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

354,947	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,896
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

178,437	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(295)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,386,431	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,250
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

773,421	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(3,974)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

979,531	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(5,032)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,962,853	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(12,538)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

620,977	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,088
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

393,851	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,324
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

621,310	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,026)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$9,511,983	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(28,912)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	4,898,167	—	1/12/40	5.00% (1 month	Synthetic MBX Index	(163)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	39,943,882	—	1/12/41	5.00% (1 month	Synthetic MBX Index	54,807
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	42,333,468	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(223,155)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	6,402,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	(11,961)
					HICP excluding
					tobacco

EUR	3,201,000	—	9/15/17	(0.46%)	Eurostat Eurozone	(3,324)
					HICP excluding
					tobacco

EUR	4,554,000	—	9/15/17	(0.435%)	Eurostat Eurozone	(2,210)
					HICP excluding
					tobacco

Citibank, N.A.

	$845,655	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,160
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	701,891	—	1/12/41	5.00% (1 month	Synthetic MBX Index	963
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International

	1,010,643	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,387
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,905,353	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,315)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,728,452	—	1/12/41	5.00% (1 month	Synthetic TRS Index	9,174
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	2,746,421	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(11,377)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	2,922,526	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(12,107)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	6,071,321	—	1/12/41	5.00% (1 month	Synthetic MBX Index	20,414
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

46 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$593,376	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$3,198
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,628,617	—	1/12/45	3.50% (1 month	Synthetic TRS Index	9,549
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,569,571	—	1/12/44	4.00% (1 month	Synthetic TRS Index	31,485
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

2,905,353	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,315)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International

2,266,660	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,742)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,748,539	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,887)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,505,719	—	1/12/39	6.00% (1 month	Synthetic TRS Index	11,010
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,196,253	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,626)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,938,758	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,776
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,715,634	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(14,315)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,020,215	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,378)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,277,619	—	1/12/41	4.50% (1 month	Synthetic TRS Index	7,356
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

330,430	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,765
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

73,552	—	1/12/39	6.00% (1 month	Synthetic TRS Index	147
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,191,264	—	1/12/39	6.00% (1 month	Synthetic TRS Index	4,382
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

Absolute Return 300 Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$3,720,208	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(19,611)

				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	164,782	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(869)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	439,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,316)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	750,211	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,238)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,484,029	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,101)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	3,951,830	—	1/12/39	6.00% (1 month	Synthetic TRS Index	7,903
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	3,743,420	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(15,507)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	2,061,186	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	(8,956)
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

	685,377	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	(3,661)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,910,385	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(10,999)
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

EUR	23,048,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(128,402)
					HICP excluding
					tobacco

EUR	7,610,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(42,396)
					HICP excluding
					tobacco

EUR	6,402,000	—	8/31/17	(0.27%)	Eurostat Eurozone	15,300
					HICP excluding
					tobacco

EUR	6,402,000	—	9/1/17	(0.37%)	Eurostat Eurozone	1,160
					HICP excluding
					tobacco

EUR	6,402,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	(45,315)
					HICP excluding
					tobacco

EUR	3,598,000	—	1/26/21	(0.75%)	Eurostat Eurozone	1,805
					HICP excluding
					tobacco

48 Absolute Return 300 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.

	$3,743,673	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$(15,508)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	3,201,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(35,518)
					HICP excluding
					tobacco

EUR	3,201,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(32,300)
					HICP excluding
					tobacco

EUR	3,850,000	—	1/27/21	(0.755%)	Eurostat Eurozone	828
					HICP excluding
					tobacco

EUR	3,166,000	—	1/26/21	(0.75%)	Eurostat Eurozone	1,588
					HICP excluding
					tobacco

JPMorgan Securities LLC

	$2,791,967	—	1/12/44	4.00% (1 month	Synthetic TRS Index	15,783
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	593,376	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(3,198)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	1,628,617	—	1/12/45	(3.50%) 1 month	Synthetic TRS Index	(9,549)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	8,361,537	—	1/12/44	(4.00%) 1 month	Synthetic TRS Index	(47,268)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Total		$—				$(591,752)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$11,962	$175,000	5/11/63	300 bp	$(2,269)

CMBX NA BBB– Index	BBB–/P	22,719	377,000	5/11/63	300 bp	(7,937)

CMBX NA BBB– Index	BBB–/P	46,609	755,000	5/11/63	300 bp	(14,785)

CMBX NA BBB– Index	BBB–/P	44,403	779,000	5/11/63	300 bp	(18,943)

Credit Suisse International

CMBX NA BB Index	—	(166,815)	9,451,000	5/11/63	(500 bp)	1,283,231

CMBX NA BBB– Index	BBB–/P	529,428	10,792,000	5/11/63	300 bp	(348,141)

CMBX NA BBB– Index	BBB–/P	1,138,584	15,404,000	1/17/47	300 bp	(161,770)

Absolute Return 300 Fund 49

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/16 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International

CMBX NA BB Index	—	$(351,807)	$3,439,000	5/11/63	(500 bp)	$175,831

CMBX NA BB Index	—	(62,952)	416,000	1/17/47	(500 bp)	1,290

CMBX NA BB Index	—	(457,674)	2,707,000	1/17/47	(500 bp)	(39,638)

CMBX NA BBB– Index	BBB–/P	12,101	232,000	5/11/63	300 bp	(6,764)

CMBX NA BBB– Index	BBB–/P	12,401	250,000	5/11/63	300 bp	(7,928)

CMBX NA BBB– Index	BBB–/P	12,188	250,000	5/11/63	300 bp	(8,141)

CMBX NA BBB– Index	BBB–/P	102,567	2,120,000	5/11/63	300 bp	(69,824)

CMBX NA BBB– Index	BBB–/P	38,545	553,000	1/17/47	300 bp	(8,138)

CMBX NA BBB– Index	BBB–/P	153,817	2,081,000	1/17/47	300 bp	(21,854)

JPMorgan Securities LLC

CMBX NA BBB– Index	BBB–/P	10,927	418,000	1/17/47	300 bp	(24,359)

CMBX NA BBB– Index	BBB–/P	23,787	451,000	1/17/47	300 bp	(14,285)

CMBX NA BBB– Index	BBB–/P	35,632	644,000	1/17/47	300 bp	(18,733)

Total		$1,156,422				$686,843

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

50 Absolute Return 300 Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Energy	$127,764	$—	$—

Total common stocks	127,764	—	—
Asset-backed securities	—	3,859,000	—

Corporate bonds and notes	—	151,809,034	—

Foreign government and agency bonds and notes	—	29,786,119	—

Mortgage-backed securities	—	235,025,520	—

Purchased options outstanding	—	833,697	—

Purchased swap options outstanding	—	26,977	—

Senior loans	—	47,834,732	—

U.S. government and agency mortgage obligations	—	235,011,225	—

U.S. treasury obligations	—	393,818	—

Short-term investments	19,563,391	38,036,121	—

Totals by level	$19,691,155	$742,616,243	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,433,983	$—

Futures contracts	(1,765,269)	—	—

Written options outstanding	—	(853,910)	—

Written swap options outstanding	—	(1,009,601)	—

TBA sale commitments	—	(96,351,258)	—

Interest rate swap contracts	—	3,305,876	—

Total return swap contracts	—	(591,752)	—

Credit default contracts	—	(469,579)	—

Totals by level	$(1,765,269)	$(94,536,241)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Absolute Return 300 Fund 51

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	10/31/16

Asset-backed
securities	$51,437,000	$—	$—	$—	$—	$(51,437,000)	$—	$—	$—
Mortgage-backed
securities	$12,889,281	(1,114,449)	(102,184)	(278,646)	—	(1,710,990)	—	(9,683,012)	$—

Totals	$64,326,281	$(1,114,449)	$(102,184)	$(278,646)	$—	$(53,147,990)	$—	$(9,683,012)	$—

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes no monies related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

52 Absolute Return 300 Fund

Statement of assets and liabilities 10/31/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $753,706,785)	$742,815,007
Affiliated issuers (identified cost $19,492,391) (Note 5)	19,492,391

Cash	76,065

Foreign currency (cost $549,391) (Note 1)	549,391

Interest and other receivables	5,013,209

Receivable for shares of the fund sold	700,095

Receivable for investments sold	6,832,381

Receivable for sales of delayed delivery securities (Note 1)	68,589,882

Receivable for variation margin (Note 1)	915,754

Unrealized appreciation on forward currency contracts (Note 1)	2,842,953

Unrealized appreciation on OTC swap contracts (Note 1)	1,681,197

Premium paid on OTC swap contracts (Note 1)	1,039,248

Total assets	850,547,573

LIABILITIES

Payable for investments purchased	1,637,220

Payable for purchases of delayed delivery securities (Note 1)	209,867,106

Payable for shares of the fund repurchased	1,510,528

Payable for compensation of Manager (Note 2)	311,813

Payable for distribution fees (Note 2)	128,335

Payable for variation margin (Note 1)	1,114,955

Unrealized depreciation on OTC swap contracts (Note 1)	1,770,835

Premium received on OTC swap contracts (Note 1)	2,195,670

Unrealized depreciation on forward currency contracts (Note 1)	1,408,970

Written options outstanding, at value (premiums $3,029,589) (Notes 1 and 3)	1,863,511

TBA sale commitments, at value (proceeds receivable $96,683,906) (Note 1)	96,351,258

Collateral on certain derivative contracts, at value (Note 1)	71,000

Other accrued expenses	3,594

Total liabilities	318,234,795

Net assets	$532,312,778

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$660,043,800

Undistributed net investment income (Note 1)	8,566,528

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(129,432,175)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,865,375)

Total — Representing net assets applicable to capital shares outstanding	$532,312,778

(Continued on next page)

Absolute Return 300 Fund 53

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($226,656,620 divided by 23,224,312 shares)	$9.76

Offering price per class A share (100/99.00 of $9.76)*	$9.86

Net asset value and offering price per class B share ($7,013,889 divided by 722,614 shares)**	$9.71

Net asset value and offering price per class C share ($86,725,668 divided by 8,987,575 shares)**	$9.65

Net asset value and redemption price per class M share ($7,011,190 divided by 720,894 shares)	$9.73

Offering price per class M share (100/99.25 of $9.73)*	$9.80

Net asset value, offering price and redemption price per class P share
($56,131,236 divided by 5,731,325 shares)	$9.79

Net asset value, offering price and redemption price per class R share
($278,387 divided by 28,501 shares)	$9.77

Net asset value, offering price and redemption price per class R6 share
($5,426,311 divided by 552,629 shares)	$9.82

Net asset value, offering price and redemption price per class Y share
($143,069,477 divided by 14,608,178 shares)	$9.79

*On single retail sales of less than $500,000.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

54 Absolute Return 300 Fund

Statement of operations Year ended 10/31/16

INVESTMENT INCOME

Interest (net of foreign tax of $899) (including interest income of $134,345 from investments
in affiliated issuers) (Note 5)	$31,426,123

EXPENSES

Compensation of Manager (Note 2)	3,068,110

Distribution fees (Note 2)	1,882,640

Other	8,200

Total expenses	4,958,950

Expense reduction (Note 2)	(1,591)

Net expenses	4,957,359

Net investment income	26,468,764

Net realized loss on investments (Notes 1 and 3)	(38,238,083)

Net increase from payments by affiliates (Note 2)	11,058

Net realized loss on swap contracts (Note 1)	(26,713,595)

Net realized gain on futures contracts (Note 1)	4,233,843

Net realized loss on foreign currency transactions (Note 1)	(860,056)

Net realized gain on written options (Notes 1 and 3)	16,245,249

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(647,377)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	12,967,751

Net loss on investments	(33,001,210)

Net decrease in net assets resulting from operations	$(6,532,446)

Absolute Return 300 Fund 55

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/16	Year ended 10/31/15

Operations

Net investment income	$26,468,764	$27,578,110

Net realized loss on investments
and foreign currency transactions	(45,321,584)	(7,181,120)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	12,320,374	(35,186,294)

Net decrease in net assets resulting from operations	(6,532,446)	(14,789,304)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,009,615)	(15,901,153)

Class B	(393,310)	(385,159)

Class C	(4,623,230)	(4,377,677)

Class M	(436,905)	(388,196)

Class R	(14,355)	(30,512)

Class R5	(509)	(408)

Class R6	(68,404)	(59,446)

Class Y	(17,041,321)	(16,543,336)

Decrease from capital share transactions (Note 4)	(334,692,318)	(132,214,116)

Total decrease in net assets	(379,812,413)	(184,689,307)

NET ASSETS

Beginning of year	912,125,191	1,096,814,498

End of year (including undistributed net investment income
of $8,566,528 and $29,954,891, respectively)	$532,312,778	$912,125,191

56 Absolute Return 300 Fund

This page left blank intentionally.

Absolute Return 300 Fund 57

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

October 31, 2016	$10.18	.38	(.35)	.03	(.45)	(.45)	$9.76	.36	$226,657.70		3.92	428 [d]

October 31, 2015	10.71	.28	(.44)	(.16)	(.37)	(.37)	10.18	(1.53)	374,839.84		2.71	486 [d]

October 31, 2014	10.81	.31	.03	.34	(.44)	(.44)	10.71	3.19	470,872.81		2.91	203 [d]

October 31, 2013	10.58	.34	.05	.39	(.16)	(.16)	10.81	3.73	497,067	.78 [e]	3.13 [e]	246 [f]

October 31, 2012	10.38	.31	(.01)	.30	(.10)	(.10)	10.58	2.97	518,088	.82 [e]	2.94 [e]	238 [f]

Class B

October 31, 2016	$10.12	.36	(.34)	.02	(.43)	(.43)	$9.71	.22	$7,014.90		3.75	428 [d]

October 31, 2015	10.65	.26	(.44)	(.18)	(.35)	(.35)	10.12	(1.74)	9,669	1.04	2.52	486 [d]

October 31, 2014	10.75	.29	.02	.31	(.41)	(.41)	10.65	2.96	11,822	1.01	2.73	203 [d]

October 31, 2013	10.53	.31	.05	.36	(.14)	(.14)	10.75	3.46	12,854	.98 [e]	2.93 [e]	246 [f]

October 31, 2012	10.32	.28	.01	.29	(.08)	(.08)	10.53	2.86	13,859	1.02 [e]	2.71 [e]	238 [f]

Class C

October 31, 2016	$10.06	.30	(.34)	(.04)	(.37)	(.37)	$9.65	(.42)	$86,726	1.45	3.18	428 [d]

October 31, 2015	10.58	.20	(.43)	(.23)	(.29)	(.29)	10.06	(2.22)	134,131	1.59	1.96	486 [d]

October 31, 2014	10.68	.23	.02	.25	(.35)	(.35)	10.58	2.37	162,146	1.56	2.17	203 [d]

October 31, 2013	10.44	.25	.06	.31	(.07)	(.07)	10.68	2.94	169,740	1.53 [e]	2.39 [e]	246 [f]

October 31, 2012	10.24	.22	.01	.23	(.03)	(.03)	10.44	2.23	201,889	1.57 [e]	2.19 [e]	238 [f]

Class M

October 31, 2016	$10.15	.37	(.34)	.03	(.45)	(.45)	$9.73	.33	$7,011.75		3.89	428 [d]

October 31, 2015	10.68	.28	(.44)	(.16)	(.37)	(.37)	10.15	(1.56)	9,913.89		2.67	486 [d]

October 31, 2014	10.78	.31	.02	.33	(.43)	(.43)	10.68	3.13	11,043.86		2.85	203 [d]

October 31, 2013	10.55	.33	.05	.38	(.15)	(.15)	10.78	3.68	11,228	.83 [e]	3.08 [e]	246 [f]

October 31, 2012	10.35	.30	—g	.30	(.10)	(.10)	10.55	2.90	11,914	.87 [e]	2.89 [e]	238 [f]

Class P

October 31, 2016†	$9.69	.07	.03	.10	—	—	$9.79	1.03*	$56,131	.08*	.76*	428 [d]

Class R

October 31, 2016	$10.14	.36	(.35)	.01	(.38)	(.38)	$9.77	.13	$278.95		3.69	428 [d]

October 31, 2015	10.68	.26	(.45)	(.19)	(.35)	(.35)	10.14	(1.81)	379	1.09	2.52	486 [d]

October 31, 2014	10.77	.28	.03	.31	(.40)	(.40)	10.68	2.96	914	1.06	2.64	203 [d]

October 31, 2013	10.54	.31	.05	.36	(.13)	(.13)	10.77	3.47	824	1.03 [e]	2.86 [e]	246 [f]

October 31, 2012	10.34	.28	—g	.28	(.08)	(.08)	10.54	2.71	734	1.07 [e]	2.68 [e]	238 [f]

Class R6

October 31, 2016	$10.24	.41	(.35)	.06	(.48)	(.48)	$9.82	.65	$5,426.45		4.25	428 [d]

October 31, 2015	10.78	.31	(.45)	(.14)	(.40)	(.40)	10.24	(1.34)	1,446.59		2.98	486 [d]

October 31, 2014	10.88	.37	(.01)	.36	(.46)	(.46)	10.78	3.43	1,828.56		3.38	203 [d]

October 31, 2013	10.63	.32h	.11	.43	(.18)	(.18)	10.88	4.06	2,573	.53 [e]	2.91 [e,h]	246 [f]

October 31, 2012#	10.42	.09	.12	.21	—	—	10.63	2.02*	10	.18* [e]	.84* [e]	238 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 Absolute Return 300 Fund	Absolute Return 300 Fund 59

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class Y

October 31, 2016	$10.22	.40	(.35)	.05	(.48)	(.48)	$9.79	.55	$143,069.45		4.18	428 [d]

October 31, 2015	10.75	.31	(.44)	(.13)	(.40)	(.40)	10.22	(1.24)	381,738.59		2.98	486 [d]

October 31, 2014	10.85	.33	.03	.36	(.46)	(.46)	10.75	3.42	438,177.56		3.06	203 [d]

October 31, 2013	10.63	.36	.05	.41	(.19)	(.19)	10.85	3.93	253,607	.53 [e]	3.37 [e]	246 [f]

October 31, 2012	10.43	.33	— [g]	.33	(.13)	(.13)	10.63	3.21	212,599	.57 [e]	3.20 [e]	238 [f]

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

# For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12

Class A	0.06%	0.19%

Class B	0.06	0.19

Class C	0.06	0.19

Class M	0.06	0.19

Class R	0.06	0.19

Class R6	0.03	0.03

Class Y	0.06	0.19

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	656%

October 31, 2012	722

g Amount represents less than $0.01 per share.

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

60 Absolute Return 300 Fund	Absolute Return 300 Fund 61

Notes to financial statements 10/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through October 31, 2016.

Putnam Absolute Return 300 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. Effective February 1, 2016, the fund has terminated its class R5 shares. The fund began offering class P shares on August 31, 2016. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

62 Absolute Return 300 Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Absolute Return 300 Fund 63

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

64 Absolute Return 300 Fund

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at

Absolute Return 300 Fund 65

the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

66 Absolute Return 300 Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $611,112 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Absolute Return 300 Fund 67

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,346,447 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $885,309 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

68 Absolute Return 300 Fund

At October 31, 2016, the fund had a capital loss carryover of $117,656,341 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$86,512,588	$25,921,866	$112,434,454	*

5,221,887	N/A	5,221,887	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,269,478 to decrease undistributed net investment income and $9,269,478 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,326,945

Unrealized depreciation	(36,707,132)

Net unrealized depreciation	(24,380,187)

Undistributed ordinary income	11,539,096

Capital loss carryforward	(117,656,341)

Cost for federal income tax purposes	$786,687,585

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average

Absolute Return 300 Fund 69

net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund under-performs significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.60% of the fund’s average net assets before a decrease of $1,013,519 (0.15% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $11,058 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior

70 Absolute Return 300 Fund

to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has terminated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,591 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $416, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$740,576	Class M	25,150

Class B	36,534	Class R	1,770

Class C	1,078,610	Total	$1,882,640

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $766 and $31 from the sale of class A and class M shares, respectively, and received $1,446 and $3,218 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 on class A redemptions.

Absolute Return 300 Fund 71

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments	$3,028,310,977	$3,452,321,549
(Long-term)

U.S. government securities (Long-term)	—	—

Total	$3,028,310,977	$3,452,321,549

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap
		option contract	Written swap	Written option	Written option
		amounts	option premiums	contract amounts	premiums

Written options	USD	2,005,385,225	$7,625,699	168,000,000	$1,056,563
outstanding at the	EUR	—	$—	—	$—
beginning of the
reporting period

Options opened	USD	3,536,479,150	19,471,081	1,329,000,000	5,724,141
	EUR	19,821,700	760,161	—	—

Options exercised	USD	(289,298,850)	(2,184,019)	—	—
	EUR	—	—	—	—

Options expired	USD	(2,508,413,625)	(5,315,345)	(36,000,000)	(140,625)
	EUR	(19,821,700)	(760,161)	—	—

Options closed	USD	(2,358,718,900)	(17,263,765)	(1,325,000,000)	(5,944,141)
	EUR	—	—	—	—

Written options	USD	385,433,000	$2,333,651	136,000,000	$695,938
outstanding at the end	EUR	—	$—	—	$—
of the reporting period

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class A	Shares	Amount	Shares	Amount

Shares sold	3,720,998	$35,825,688	9,480,342	$98,178,353

Shares issued in connection with
reinvestment of distributions	1,419,198	13,723,641	1,331,562	13,755,031

	5,140,196	49,549,329	10,811,904	111,933,384

Shares repurchased	(18,738,941)	(179,711,733)	(17,957,387)	(185,903,754)

Net decrease	(13,598,745)	$(130,162,404)	(7,145,483)	$(73,970,370)

72 Absolute Return 300 Fund

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class B	Shares	Amount	Shares	Amount

Shares sold	45,381	$430,218	73,344	$759,228

Shares issued in connection with
reinvestment of distributions	35,954	346,599	32,999	339,564

	81,335	776,817	106,343	1,098,792

Shares repurchased	(313,942)	(3,005,195)	(261,029)	(2,687,475)

Net decrease	(232,607)	$(2,228,378)	(154,686)	$(1,588,683)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class C	Shares	Amount	Shares	Amount

Shares sold	891,281	$8,547,053	2,127,406	$21,844,799

Shares issued in connection with
reinvestment of distributions	399,828	3,846,341	348,096	3,574,945

	1,291,109	12,393,394	2,475,502	25,419,744

Shares repurchased	(5,640,486)	(53,798,224)	(4,461,123)	(45,765,800)

Net decrease	(4,349,377)	$(41,404,830)	(1,985,621)	$(20,346,056)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class M	Shares	Amount	Shares	Amount

Shares sold	69,399	$673,075	246,240	$2,543,205

Shares issued in connection with
reinvestment of distributions	43,861	422,822	36,342	374,327

	113,260	1,095,897	282,582	2,917,532

Shares repurchased	(369,345)	(3,524,941)	(339,634)	(3,492,493)

Net decrease	(256,085)	$(2,429,044)	(57,052)	$(574,961)

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS) TO 10/31/16
Class P			Shares	Amount

Shares sold			6,295,013	$61,153,483

Shares issued in connection with reinvestment of distributions			—	—

			6,295,013	61,153,483

Shares repurchased			(563,688)	(5,512,815)

Net increase			5,731,325	$55,640,668

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R	Shares	Amount	Shares	Amount

Shares sold	6,003	$57,211	28,618	$295,438

Shares issued in connection with
reinvestment of distributions	1,470	14,260	2,632	27,137

	7,473	71,471	31,250	322,575

Shares repurchased	(16,329)	(156,878)	(79,510)	(815,460)

Net decrease	(8,856)	$(85,407)	(48,260)	$(492,885)

Absolute Return 300 Fund 73

	PERIOD ENDED 10/31/16*		YEAR ENDED 10/31/15
Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	53	509	39	408

	53	509	39	408

Shares repurchased	(1,110)	(10,555)	—	—

Net increase (decrease)	(1,057)	$(10,046)	39	$408

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class R6	Shares	Amount	Shares	Amount

Shares sold	463,177	$4,426,076	27,870	$289,940

Shares issued in connection with
reinvestment of distributions	7,045	68,404	5,733	59,446

	470,222	4,494,480	33,603	349,386

Shares repurchased	(58,788)	(565,892)	(62,049)	(654,008)

Net increase (decrease)	411,434	$3,928,588	(28,446)	$(304,622)

	YEAR ENDED 10/31/16		YEAR ENDED 10/31/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	10,331,226	$100,475,814	19,531,394**	$202,692,656**

Shares issued in connection with
reinvestment of distributions	1,260,966	12,218,762	1,154,296	11,935,425

	11,592,192	112,694,576	20,685,690	214,628,081

Shares repurchased	(34,342,250)	(330,636,041)	(24,075,607)**	(249,565,028)**

Net decrease	(22,750,058)	$(217,941,465)	(3,389,917)	$(34,936,947)

* Effective February 1, 2016, the fund has terminated its class R5 shares.

**The fund’s October 31, 2015 Shares sold and Shares repurchased have been revised as a result of an immaterial error related to an overstatement of the fund’s subscriptions and redemptions activity.

The previously reported amounts were:

	Shares	Amount

Shares sold	21,787,643	$226,046,313

Shares repurchased	(26,331,856)	$(272,918,685)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class P	1,032	0.02%	$10,103

Class R6	1,110	0.20	10,900

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund****	$14,980,484	$637,541,073	$633,029,166	$134,345	$19,492,391

Totals	$14,980,484	$637,541,073	$633,029,166	$134,345	$19,492,391

****Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

74 Absolute Return 300 Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$107,300,000

Purchased swap option contracts (contract amount)	$706,700,000

Purchased currency option contracts (contract amount)	$—*

Written TBA commitment option contracts (contract amount) (Note 3)	$214,600,000

Written swap option contracts (contract amount) (Note 3)	$838,700,000

Futures contracts (number of contracts)	600

Forward currency contracts (contract amount)	$428,000,000

OTC interest rate swap contracts (notional)	$26,500,000

Centrally cleared interest rate swap contracts (notional)	$2,066,500,000

OTC total return swap contracts (notional)	$315,200,000

OTC credit default contracts (notional)	$64,200,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Absolute Return 300 Fund 75

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$2,459,962	Payables	$2,929,541

Foreign exchange
contracts	Receivables	2,842,953	Payables	1,408,970

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	5,889,748*	depreciation	5,943,730*

Total		$11,192,663		$10,282,241

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,579,176)	$(1,579,176)

Foreign exchange contracts	(152,595)	—	(803,595)	—	$(956,190)

Interest rate contracts	(3,557,641)	4,233,843	—	(25,134,419)	$(24,458,217)

Total	$(3,710,236)	$4,233,843	$(803,595)	$(26,713,595)	$(26,993,583)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$615,598	$615,598

Foreign exchange contracts	—	—	(631,682)	—	$(631,682)

Interest rate contracts	1,065,727	(2,053,816)	—	10,963,205	$9,975,116

Total	$1,065,727	$(2,053,816)	$(631,682)	$11,578,803	$9,959,032

76 Absolute Return 300 Fund

This page left blank intentionally.

Absolute Return 300 Fund 77

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

					ASSETS								LIABILITIES
		Centrally									Centrally								Total
	OTC	cleared OTC	Total							OTC	cleared	OTC Total							Financial	Total
	Interest	interest	return	OTC Credit		Forward	Purchased			Interest	interest	return	OTC Credit		Forward	Written			and	collateral
	rate swap	rate swap	swap	default	Futures	currency	swap	Purchased	Total	rate swap	rate swap	swap	default	Futures	currency	swap	Written	Total	Derivative	received	Net
	contracts*#	contracts§	contracts*#	contracts*#	contracts§	contracts#	options**#	options**#	Assets	contracts*#	contracts§	contracts*#	contracts*#	contracts§	contracts#	options #	options #	Liabilities	Net Assets	(pledged)†##	amount

Bank of America N.A.	$—	$—	$3,643	$—	$—	$207,494	$—	$—	$211,137	$—	$—	$—	$169,627	$—	$58,276	$—	$—	$227,903	$(16,766)	$—	$(16,766)

Barclays Bank PLC	—	—	64,069	—	—	393,532	—	—	$457,601	$—	—	301,823	—	—	158,005	—	—	$459,828	$(2,227)	$—	$(2,227)

Barclays Capital Inc.	—	817,851	—	—	—	—	—	—	$817,851	$—	1,114,909	—	—	—	—	—	—	$1,114,909	$(297,058)	$—	$(297,058)
(clearing broker)

Citibank, N.A.	—	—	2,123	—	—	108,753	—	—	$110,876	$—	—	—	—	—	67,786	—	—	$67,786	$43,090	$43,090	$—

Credit Suisse International	—	—	75,207	1,450,046	—	426,213	—	—	$1,951,466	$—	—	38,799	2,177,923	—	243,264	—	—	$2,459,986	$(508,520)	$(450,000)	$(58,520)

Deutsche Bank AG	—	—	—	—	—	—	—	—	$—	$—	—	15,315	—	—	—	—	—	$15,315	$(15,315)	$(10,309)	$(5,006)

Goldman Sachs International	—	—	57,604	1,009,916	—	329,494	26,977	—	$1,423,991	$—	—	313,319	454,268	—	72,041	95,920	—	$935,548	$488,443	$488,443	$—

HSBC Bank USA,
National Association	—	—	—	—	—	17,052	—	—	$17,052	$—	—	—	—	—	42,493	—	—	$42,493	$(25,441)	$—	$(25,441)

JPMorgan Chase Bank N.A.	—	—	2,416	—	—	1,104,940	—	833,697	$1,941,053	$184,729	—	83,326	—	—	372,786	913,681	853,910	$2,408,432	$(467,379)	$(295,000)	$(172,379)

JPMorgan Securities LLC	—	—	15,783	—	—	—	—	—	$15,783	$—	—	60,015	127,723	—	—	—	—	$187,738	$(171,955)	$(130,000)	$(41,955)

JPMorgan Futures, Inc.	—	—	—	—	97,903	—	—	—	$97,903	$—	—	—	—	46	—	—	—	$46	$97,857	$—	$97,857

Royal Bank of Scotland	—	—	—	—	—	153,083	—	—	$153,083	$—	—	—	—	—	216,655	—	—	$216,655	$(63,572)	$—	$(63,572)
PLC (The)

State Street Bank and	—	—	—	—	—	23,571	—	—	$23,571	$—	—	—	—	—	51,568	—	—	$51,568	$(27,997)	$—	$(27,997)
Trust Co.

UBS AG	—	—	—	—	—	78,821	—	—	$78,821	$—	—	—	—	—	112,658	—	—	$112,658	$(33,837)	$—	$(33,837)

WestPac Banking Corp.	—	—	—	—	—	—	—	—	$—	$—	—	—	—	—	13,438	—	—	$13,438	$(13,438)	$—	$(13,438)

Total	—	817,851	220,845	2,459,962	97,903	2,842,953	26,977	833,697	$7,300,188	$184,729	1,114,909	812,597	2,929,541	46	1,408,970	1,009,601	853,910	$8,314,303	$(1,014,115)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

78 Absolute Return 300 Fund	Absolute Return 300 Fund 79

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

80 Absolute Return 300 Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Absolute Return 300 Fund 81

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

82 Absolute Return 300 Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2016, there were 115 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Absolute Return 300 Fund 83

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer, and	Vice President, Principal Financial Officer, Principal
Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments, Putnam	Vice President and Assistant Treasurer
Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services, Putnam
James F. Clark (Born 1974)	Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments and	Vice President and BSA Compliance Officer
Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

84 Absolute Return 300 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
The Putnam Advisory Company, LLC	George Putnam, III	Principal Accounting Officer,
One Post Office Square	Robert L. Reynolds	and Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
Susan G. Malloy
Marketing Services	Officers	Vice President and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	President
Boston, MA 02109		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Custodian	Executive Vice President,	BSA Compliance Officer
State Street Bank	Principal Executive Officer, and
and Trust Company	Compliance Liaison	Nancy E. Florek
Vice President, Director of
Legal Counsel	Robert T. Burns	Proxy Voting and Corporate
Ropes & Gray LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer
Independent Registered
Public Accounting Firm
KPMG LLP

This report is for the information of shareholders of Putnam Absolute Return 300 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN109 303443 12/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2016	$98,027	—	$5,700	$
October 31, 2015	$94,909	—	$5,500	$ —

For the fiscal years ended October 31, 2016 and October 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,700 and $5,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2016	$ —	$ —	$ —	$ —

October 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016